Exhibit 32

    Section 906 Certification of Chief Executive and Chief Financial Officer

                        GLOBAL ENTERTAINMENT CORPORATION
           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Global Entertainment Corporation (the Company) for the fiscal quarter ending February 29, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Quarterly Report), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     2.   The information  contained in the Quarterly Report fairly presents, in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated April 14, 2008


/s/ Richard Kozuback
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Richard Kozbuack
President & Chief Executive Officer


/s/ James Yeager
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James Yeager
Senior Vice President & Chief Financial Officer